Exhibit 10.9
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                           ASSET PURCHASE AGREEMENT
                           ------------------------


     THIS ASSET PURCHASE AGREEMENT (the "AGREEMENT") made and entered into this 23rd day of February, 1996, by and between BUSINESS CARDS TOMORROW, INC., (BCT), a Florida Corporation, hereinafter referred to as the "SELLER", and E. V. ANTRIM, ROSEMARY R. ANTRIM and WILLIAM A. WILKERSON, jointly & severally, hereinafter referred to as the "BUYERS".

                             W I T N E S S E T H :

     That in consideration of the mutual covenants, conditions and agreements herein contained, the Parties do hereby agree as follows:

     1. ASSETS TO BE PURCHASED. The SELLER agrees to sell and the BUYERS agree to buy, upon the terms and conditions hereinafter set forth, the following described assets (the "ASSETS") of the Business owned and operated by SELLER known as BCT, located at 801 Moowaa Street, Building A, Honolulu, Hawaii, 96817, to-wit:

         Certain leasehold improvements, existing Lease Agreement, furniture, fixtures, transferable licenses, equipment, trade name, customer list, accounts receivable and goodwill of the going Business known as BCT HAWAII (#3045), located at 801 Moowaa Street, Building A, Honolulu, Hawaii, 96817. A list of said furniture, fixtures, and equipment is attached hereto as Exhibit "A", and the allocation of the Purchase Price between the aforedescribed ASSETS shall be as follows:

         A.  Furnishings, fixtures
             and equipment                       $145,000.00

         B.  Goodwill, trade name
             and customer list                   $138,000.00

         C.  Inventory                           $ 25,000.00

         D.  Accounts Receivable                 $ 50,000.00

         E.  Leasehold and leasehold
             improvements                        $ 42,000.00

             TOTAL                               $400,000.00
                                                 ===========

         The purchase price will be adjusted at closing to reflect the actual value of the inventory and accounts receivable.

     2. PURCHASE PRICE: The Purchase Price for the sale, conveyance and delivery of the ASSETS described in paragraph 1 shall be Four Hundred Thousand Dollars ($400,000.00), and payment shall be as follows:

         A. Upon the CLOSING of this transaction, BUYERS shall execute and deliver a Promissory Note ("NOTE 1") in favor of SELLER in the principal sum of Three Hundred, Twenty-Five Thousand Dollars ($325,000.00), bearing interest at the rate of eight percent (8%) per annum, with principal and interest being payable in equal monthly installments with a fifteen (15) year amortization and a ten (10) year balloon commencing one (1) month from the date of CLOSING.(*)
NOTE 1 shall be secured by a Security Agreement as provided in paragraph 4 below.

     3. INVENTORY AND ACCOUNTS RECEIVABLE. At CLOSING, BUYERS shall purchase SELLER's paper stock inventory, supplies, inventory and accounts receivable, which shall be taken and verified by the Parties on the date prior to CLOSING. BUYERS shall execute and deliver a Promissory Note ("NOTE 2") to SELLER for the SELLER's cost of the paper stock inventory, supplies and accounts receivable as shown on SELLER's books. The agreed value of SELLER's accounts receivable shall be determined as follows:

         A.  100% of accounts billed less than 45 days.

         B. 90% of accounts billed 45 days or more but less than 90 days.

         C. 80% of accounts billed 60 days or more but less than 90 days.

         D.  0% of accounts billed 90 days or more.

NOTE 2 will bear interest at the rate of eight percent (8%) per annum, with principal and interest being payable in equal monthly installments over five (5) years commencing one (1) month from the date of CLOSING and shall be secured by a Security Agreement as provided in paragraph 4 below.

     4. SECURITY DOCUMENTS. At CLOSING, NOTE 1 and NOTE 2 will be secured by the following described documents:

         A.  Security Agreement (the "SECURITY AGREEMENT").

         B. Collateral Assignment of Lease Agreement (the "COLLATERAL ASSIGNMENT").

         C.  Uniform Commercial Code Financing Statement (the "UCC-1").

         The aforedescribed Agreements (the 'SECURITY DOCUMENTS") provide certain collateral for the payment of NOTE 1 and Note 2 to SELLER as hereinabove specifically described. The SECURITY DOCUMENTS and all related documents described or contemplated therein as determined to be appropriate by counsel for SELLER, shall encumber the ASSETS being transferred herein during such time any amounts remain outstanding on NOTE 1 or NOTE 2. The SECURITY DOCUMENTS shall prohibit the transfer of the ASSETS by BUYERS during the term thereof, and shall not be assumable by any third party. The aforedescribed SECURITY DOCUMENTS shall contain such other additional terms and provisions as shall be approved by counsel for SELLER.

     5. CONVEYANCE OF ASSETS. Upon the CLOSING of this transaction as hereinafter described, SELLER shall deliver to BUYERS all such bills of sale, endorsements, assignments, acknowledgments, certificates and other good and sufficient instruments of transfer as shall be effective to vest in BUYERS good title to the ASSETS and rights described in Paragraph 1 above as approved by counsel for BUYERS. In addition, at CLOSING, BUYERS shall execute and deliver to SELLER the standard form of Franchise Agreement and related documents (the "FRANCHISE AGREEMENT") currently in use by SELLER in connection with its BUSINESS CARDS TOMORROW franchise operations. BUYERS acknowledge having previously received SELLER's Uniform Franchise Offering Circular and hereby consent to and approve the FRANCHISE AGREEMENT.

     6. ASSUMPTION OF TRADE DEBT. Except as otherwise provided herein, it is hereby agreed between the Parties that BUYERS are not assuming any trade obligations or non-trade obligations of SELLER which exist at the time of the CLOSING of this transaction. All accounts payable as shall accrue before the effective date hereof shall belong to, and be the responsibility of, SELLER. The Parties acknowledge that certain adjustments of expense must be made between them subsequent to CLOSING, for items of income and expense which will have accrued as of the effective date, but not able to be reduced to a liquidated sum by the date of CLOSING. The Parties agree to adjust such items of income and expense between themselves within thirty (30) days subsequent to CLOSING.

     7. REPRESENTATIONS BY SELLER. The SELLER makes the following representations and warranties to the BUYERS, all of which shall survive the
CLOSING:

         A. That SELLER is a corporation duly organized and existing in good standing under the laws of the State of Florida. The Board of Directors of said corporation have approved the sale described hereunder and have authorized the officers executing this AGREEMENT to do so. SELLER agrees to deliver a Corporate Resolution to BUYERS at closing reflecting approval by the Board of Directors of this transaction.

         B. That SELLER is the owner of, and has good and marketable title to, the ASSETS described in Paragraph 1 above, free and clear of all debts and encumbrances, except as otherwise reflected in this AGREEMENT.

         C. That SELLER has entered into no contract materially restricting the ASSETS described in Paragraph 1 above.

         D. That there are no judgments, liens, actions or proceedings pending against SELLER which adversely affect the ASSETS and that SELLER has complied with all laws, rules regulations imposed by and governmental authority or otherwise relating to the ASSETS.

     8. REPRESENTATIONS BY BUYERS: The BUYERS make the following representations and warranties to the SELLER, all of which shall survive the
CLOSING:

         A. BUYERS have all requisite power and authority to own all of their properties and to carry on their business as contemplated by this AGREEMENT and the BUYERS have unrestricted power and authority to execute and deliver this AGREEMENT and to perform the transactions contemplated hereby.

         B. This AGREEMENT and all other agreements, documents and instruments executed by the BUYERS pursuant hereto are and will be the legal, valid and binding obligations of the BUYERS enforceable in accordance with their terms.

         C. The execution and delivery of this AGREEMENT do not, and the consummation of the transactions contemplated hereby will not constitute a violation of, and are not, and will not be, a default under or conflict with the terms of any contract, lease, indenture, agreement, order, judgment or decree to which BUYERS are a party or by which they are bound or to which any of their assets are subject and do not, and will not, violate or constitute a default under any statute, rule, regulation, order or ordinance of any governmental, judicial or arbitral body.

         D. There is no suit, action or legal, administrative, arbitration or other proceeding of any nature pending, or, to the knowledge of the BUYERS, threatened, against them which might affect the legality or validity of this AGREEMENT, or the transactions contemplated hereby, and there is no factual basis known to BUYERS for any such suit, action or proceeding.

     9. UNIFORM COMMERCIAL CODE BULK TRANSFER COMPLIANCE. The Parties acknowledge that this transaction shall be closed in accordance with any applicable Uniform Commercial Code (the "U.C.C.") provisions in effect in the State of Hawaii, and the Parties agree to take all such action as may be required to protect BUYERS in compliance with the U.C.C.

     10. CLOSING. The closing and transfer of the title of the ASSETS being purchased herein (the "CLOSING") shall take place on or before February 29, 1996 at the offices of SELLER, 3000 N.E. 30th Place, 5th Floor, Fort Lauderdale, Florida 33306. Each of the Parties will execute and deliver at the CLOSING, or as soon thereafter as reasonably practicable, all instruments reasonably required to carry out the terms of this AGREEMENT, and all bills of sale, endorsements, assignments, promissory notes, SECURITY DOCUMENTS, UCC-1 financing statements and other good and sufficient instruments to effectively transfer to the BUYERS full title to the ASSETS and rights as described herein, and to secure the lien of SELLER therein. The Parties shall provide the customary and necessary corporate resolutions and approvals, properly executed, authorizing this transaction. Possession of the ASSETS described in Paragraph 1 above shall be delivered to BUYERS at CLOSING.

     11. PRORATIONS. The Parties agree that upon the CLOSING of this transaction, all rents, security deposits, insurance policies, utilities, utility deposits, and any and all items of income and expense, of a proratable nature, shall be prorated, and a schedule of same included in the Closing Statement.

     12. FURTHER ASSURANCES. The parties hereby agree that at any time, and from time to time after the CLOSING, at the request of the other party, and without further consideration, each party will execute, acknowledge and deliver such other instruments of conveyance, transfer or which may be required to establish liens, and take such other action as the other party reasonably might require to more effectively convey to, transfer to and vest in the other party, any or all of the ASSETS, properties, liens, rights and goodwill being conveyed and delivered hereunder.

     13. CONDUCT OF BUSINESS PRIOR TO CLOSING. SELLER hereby agrees that, subsequent to the execution of this AGREEMENT and prior to CLOSING, except as otherwise consented to by BUYERS in writing:

         A. Ordinary Course. SELLER's Business described in paragraph 1 above shall be conducted only in ordinary course and in the normal and regular manner. The SELLER will not violate the terms of any contracts or other obligations of the Business. The SELLER will not remove or cause to be removed any inventory or stock-in-trade except as it may be consumed in the regular course of trade.

         B. Changes in Compensation. No extraordinary increase (exceeding 20 percent increase per year) will be made in the compensation or employee benefits payable or to become payable to any employee or agent of BCT

             HAWAII, except as may be approved by SELLER in writing.

         C. Preservation of Organization. SELLER will use its best efforts to preserve the BCT HAWAII (#3045) organization intact, and make no material changes therein.

         D. Maintenance. SELLER will maintain its property and in substantially its present order and condition subject to normal wear and tear or replacement.

     14. DEFAULT. If any Party fails to perform any of the covenants of this AGREEMENT, the other Party shall be entitled to all remedies at law and in equity, including the appointment of a Receiver and specific performance.

     15. LITIGATION. In the event of a dispute arising out of this AGREEMENT, the prevailing Party shall be entitled to recover its reasonable costs and attorney's fees including, but not limited to, such fees incurred prior to the institution of litigation, or in litigation, from the non-prevailing Party.

     16. NON-WAIVER. The failure of either Party to require the performance of any terms of this AGREEMENT, or the waiver by either Party of any breach of this AGREEMENT, shall not prevent a subsequent enforcement of this term or be deemed a waiver of any subsequent breach.

     17. NOTICES. All notices given under the provision of this Agreement shall be deemed given when sent by Certified Mail, Return Receipt Requested, to the following addresses:

     For SELLER:  Mr. A. George Cann, President
                  Business Cards Tomorrow, Inc.
                  3000 NE 30th Place, 5th Floor
                  Fort Lauderdale, FL 33306

     For BUYERS:  E. V. Antrim
                  Rosemary F. Antrim
                  2171 Executive Drive, Suite 300
                  Addison, Il 60101

                  William A. Wilkerson
                  321 Sunset Drive, #3
                  Fort Lauderdale, FL 33301

     18. BROKER: SELLER and BUYERS each represent that neither of them have had any discussions or negotiations with any broker concerning the subject matter of this AGREEMENT. Each Party agrees to indemnify the other Party against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith including, without limitation, reasonable attorney's fees and expenses, for any breach of the foregoing representation.

     19. ASSIGNMENT. This AGREEMENT shall not be assigned by BUYERS to anyone without the prior written consent of the SELLER. SELLER may assign this AGREEMENT, or any portion thereof, at its option.

     20. BENEFIT. This AGREEMENT shall be binding upon the respective Parties, their successors, heirs, personal representatives, nominees or assigns. All words used herein in the singular number shall extend to and include the plural number, and all words used herein in the plural number shall extend to and include the singular number, when the context or facts require same. All words used herein in any gender shall extend to and include all genders and any pronoun will be taken to refer to the person or persons intended, regardless of number or gender.

     21. CONSTRUCTION. This AGREEMENT shall be construed without regard to any presumption or other rule of law requiring construction against the Party causing this AGREEMENT to be drafted.

     22. APPLICABLE LAW. Any questions or matters arising under this AGREEMENT as to validity, construction, performance or otherwise, shall be governed, interpreted and enforced in accordance with the law of the State of Florida. In the event of a dispute arising out of this AGREEMENT, venue shall lie in the Circuit Court of Broward County, Florida, or the U.S. District Court for the Southern District of Florida.

     23. INVALIDITY OF ANY PROVISION. In case any one or more of the provisions contained in this AGREEMENT shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     24. BINDING AGREEMENT. This AGREEMENT constitutes the entire and complete AGREEMENT between the Parties hereto and supersedes all prior correspondence, discussions, agreements and understandings between the Parties hereto relating to the sale and purchase of the ASSETS. Neither this AGREEMENT nor any term or provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the Parties, including the same formalities with which this instrument has been executed.

     25. CAPTIONS. Paragraph headings shall not be deemed to be a part of the provisions of such paragraph or have any effect upon the construction thereof, but the same are inserted for purposes of reference only.

     26. COUNTERPARTS. This AGREEMENT may be executed in counterparts, each of which shall have the effect of being an original AGREEMENT.

      IN WITNESS WHEREOF, the Parties hereto have hereunto set their hands and seals the day and year first above written.



Signed, sealed and delivered
in the presence of:


Kerry Kabza                                   E.V. Antrim
- ------------------------------                --------------------------------
                                              E.V. Antrim


Kerry Kabza                                   Rosemary F. Antrim
- ------------------------------                --------------------------------
                                              Rosemary F. Antrim


Sharon Crowder                                William A. Wilkerson
- ------------------------------                --------------------------------
                                              William A. Wilkerson


                                              BUSINESS CARDS TOMORROW, INC.
                                              a Florida Corporation


Sharon Crowder                                By: A. George Cann, President
- ------------------------------                    ----------------------------
                                                  A. George Cann, President

- ------------------------------
As to SELLER

ADDENDUM to Asset Purchase Agreement for E. V. ANTRIM, ROSEMARY R. ANTRIM and WILLIAM A. WILKERSON:


(*)Note 1 represents Buyers' assumption of the indebtedness of Kevin J. Old and Maria L. Old to BCT with respect to the Business pursuant to their $325,000 promissory note to BCT dated June 8, 1995.


ANNETTE FEDUS                                 E.V. Antrim
- ------------------------------                --------------------------------
                                              E.V. Antrim


ANNETTE FEDUS                                 Rosemary F. Antrim
- ------------------------------                --------------------------------
                                              Rosemary F. Antrim


Sharon Crowder                                William A. Wilkerson
- ------------------------------                --------------------------------
                                              William A. Wilkerson


                                              BUSINESS CARDS TOMORROW, INC.
                                              a Florida Corporation

BETH CARLSON                                  By: DONNA PAGANO - LEO
- ------------------------------                    ----------------------------
                                                  Donna Pagano-Leo, V. President
                                                  Treasurer & Chief Financial
- ------------------------------                    Officer

As to SELLER